Exhibit 12.1
CERTIFICATION
I, Tom Albanese, certify that:
1. I have reviewed this annual report on Form 20-F of Rio Tinto plc (“the Company”);
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report.
/s/ Tom Albanese
Name: Tom Albanese
Title: Chief executive
Date: 27 October 2010

Exhibit 12.1
CERTIFICATION
I, Guy Elliott, certify that:
1. I have reviewed this annual report on Form 20-F of Rio Tinto plc (“the Company”);
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report.
/s/ Guy Elliot
Name: Guy Elliott
Title: Finance director
Date: 27 October 2010

Exhibit 12.1
CERTIFICATION
I, Tom Albanese, certify that:
1. I have reviewed this annual report on Form 20-F of Rio Tinto Limited (“the Company”);
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report.
/s/ Tom Albanese
Name: Tom Albanese
Title: Chief executive
Date: 27 October 2010

Exhibit 12.1
CERTIFICATION
I, Guy Elliott, certify that:
1. I have reviewed this annual report on Form 20-F of Rio Tinto Limited (“the Company”);
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report.
/s/ Guy Elliot
Name: Guy Elliott
Title: Finance director
Date: 27 October 2010